UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 11, 2026

AERSALE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-38801	84-3976002
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9850 NW 41st Street, Suite 400

Doral , FL 33178

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code

(305) 764-3200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ASLE	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders (the “Annual Meeting”) on June 11, 2026, at which a total of 44,028,852 shares of the Company’s common stock were present or represented by proxy, representing approximately 93.2% of the 47,252,829 shares of the Company’s common stock outstanding as of April 21, 2026, the record date for the Annual Meeting, and constituting a quorum.

Set forth below are the voting results for the proposals considered and voted upon by the Company’s stockholders at the Annual Meeting, each of which were more fully described in the Proxy Statement.

Item 1: To elect seven (7) directors to serve until the Company’s 2027 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified.

	FOR	AGAINST	ABSTAIN	BROKER NON- VOTE
Nicolas Finazzo	32,312,728	7,359,156	44,811	4,312,157
Robert B. Nichols	32,694,306	6,977,545	44,844	4,312,157
Lt. General Judith Fedder	30,564,322	9,115,609	36,764	4,312,157
Andrew Levy	32,616,492	7,049,890	50,313	4,312,157
Thomas Mullins	36,838,626	2,830,963	47,106	4,312,157
Carol DiBattiste	35,873,345	3,797,089	46,261	4,312,157
Thomas Mitchell	37,052,271	2,618,154	46,270	4,312,157

Item 2: To approve, on an advisory basis, the compensation of the Company’s named executive officers.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
22,764,243	16,946,341	6,111	4,312,157

Item 3: To approve the redomestication of the Company from Delaware to Texas, by conversion.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
26,727,131	12,926,608	62,956	4,312,157

Item 4: To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

FOR	AGAINST	ABSTAIN
42,907,551	1,076,857	44,444

Broker Non-Votes – none

Based on the foregoing votes Nicolas Finazzo, Robert B. Nichols, Lt. General Judith Fedder, Andrew Levy, Thomas Mullins, Carol DiBattiste, and Thomas Mitchell were elected as directors, Item 2 was approved on an advisory basis, Item 3 was approved, and Item 4 was ratified.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AERSALE CORPORATION

Date: June 16, 2026	By:	/s/ Paul A. Hechenberger
	Name:	Paul A. Hechenberger
	Title:	Senior Vice President, General Counsel & Corporate Secretary